THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                     Lincoln Life Variable Annuity Account N

                               Lincoln ChoicePlus

                         Supplement dated March 3, 2003
                       to the Prospectus dated May 1, 2002


     A merger of the Delaware VIP Devon Series ("Devon Series") into the Delaware VIP Large Cap Value Series ("Large Cap Value Series"), each a series of Delaware VIP Trust, is expected to take place on or about April 30, 2003. The surviving Series will be the Large Cap Value Series. The merger is subject to shareholder approval. The Devon Series will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the merger.

     The investment goal of Large Cap Value Series is to seek capital appreciation with current income as a secondary objective. The Board of Trustees responsible for the Devon Series believes that the proposed merger will benefit shareholders.

     If the merger is approved by the shareholders, the Devon Series will not be part of the Fund Substitution scheduled to take place on or about May 19, 2003.



                Please keep this Supplement for future reference.